UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

MEDEQUITIES REALTY TRUST, INC.
(Omega Healthcare Investors, Inc., as successor by merger to MedEquities Realty Trust, Inc.)

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37887 (Commission File Number)	46-5477146 (IRS Employer Identification No.)

c/o Omega Healthcare Investors, Inc.

303 International Circle, Suite 200

Hunt Valley, Maryland 21030

(410) 427-1700

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Robert O. Stephenson

Chief Financial Officer, Treasurer and Secretary

303 International Circle, Suite 200

Hunt Valley, Maryland 21030

(410) 427-1700

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on May 17, 2019 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 2, 2019, as amended on March 26, 2019 (the “Merger Agreement”), by and among MedEquities Realty Trust, Inc. (the “Company”), MedEquities OP GP, LLC, MedEquities Realty Operating Partnership, LP (the “Company Operating Partnership”), Omega Healthcare Investors, Inc. (“Omega”) and OHI Healthcare Properties Limited Partnership. Pursuant to the terms and conditions set forth in the Merger Agreement, on May 17, 2019, the Company merged with and into Omega (such merger transaction, the “Merger”) at the effective time of the Merger (the “Merger Effective Time”), with Omega continuing as the surviving company in the Merger. Capitalized terms used herein without definition have the meaning given to them in the Merger Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

On May 17, 2019, in connection with closing of the Merger, Company Operating Partnership repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Second Amended and Restated Credit Agreement, dated as of February 10, 2017, as amended on December 22, 2017, October 9, 2018 and February 20, 2019 (the “Credit Agreement”), by and among the Company, the Company Operating Partnership, certain of their subsidiaries, the financial institutions party thereto as lenders, and KeyBank National Association, as administrative agent for such lenders. The Company did not incur any material early termination penalties as a result of such termination of the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the Merger Effective Time, each outstanding share of common stock, $0.01 par value per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Merger Effective Time was automatically cancelled and converted into the right to receive (a) 0.235 shares (the “Stock Consideration”) of the common stock, par value $0.10 per share, of Omega, and (b) $2.00 in cash, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, the Company also declared a special dividend of $0.21 per share of Company Common Stock payable to the holders of Company Common Stock as of the closing date of the Merger, which dividend is payable, together with the Cash Consideration in accordance with the terms of the Merger Agreement (the “Closing Dividend”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 2, 2019, and (ii) the First Amendment to Agreement and Plan of Merger, dated as of March 26, 2019, which was filed as Exhibit 2.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2019, each of which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth above in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the completion of the Merger, on May 17, 2019, the Company notified the New York Stock Exchange (“NYSE”) that each share of the Company Common Stock issued and outstanding immediately prior to the Merger Effective Time was cancelled and converted into the right to receive the Merger Consideration and requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Omega has advised the Company that it intends to cause a Form 15 to be filed with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth above in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth above in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Pursuant to and in accordance with the terms of the Merger Agreement, the following members of the Company’s board of directors (representing all of the members of the Company’s board of directors as of immediately prior to the Merger Effective Time) ceased to be directors at the Merger Effective Time: Randall L. Churchey, John N. Foy, Steven I. Geringer, Stephen L. Guillard, William C. Harlan, Elliott Mandelbaum, Todd W. Mansfield and John W. McRoberts.

In addition, pursuant to and in accordance with the terms of the Merger Agreement, each officer of the Company listed below ceased to hold the positions indicated beside such NEO’s name effective as of the Merger Effective Time:

•	John W. McRoberts, Chief Executive Officer;
•	William C. Harlan, President and Chief Operating Officer;
•	Jeffery C. Walraven, Executive Vice President and Chief Financial Officer; and
•	David L. Travis, Senior Vice President and Chief Accounting Officer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 2, 2019, by and among MedEquities Realty Trust, Inc., MedEquities OP GP, LLC, MedEquities Realty Operating Partnership, LP, Omega Healthcare Investors, Inc. and OHI Healthcare Properties Limited Partnership (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 2, 2019)
2.2	First Amendment to Agreement and Plan of Merger, dated as of March 26, 2019, by and among MedEquities Realty Trust, Inc., MedEquities OP GP, LLC, MedEquities Realty Operating Partnership, LP, Omega Healthcare Investors, Inc. and OHI Healthcare Properties Limited Partnership (incorporated by reference to Exhibit 2.2 to the Company’s Quarterly Report on Form 10-Q filed on May 9, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omega Healthcare Investors, Inc. (as successor by merger to MedEquities Realty Trust, Inc.) has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Healthcare Investors, Inc. (as successor by merger to MedEquities Realty Trust, Inc.)

Dated: May 17, 2019	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Secretary